EXHIBIT 1

                             Joint Filing Agreement

The undersigned hereby agree that the statement on Schedule 13D filed by the undersigned with respect to the Common Stock of Evolve Software, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated: October 1, 2001                            WARBURG PINCUS PRIVATE
                                                  EQUITY VII, L.P.
                                                  By: Warburg, Pincus & Co.,
                                                               General Partner

                                                  By: /s/ Scott Arenare
                                                  ------------------------------
                                                  Name: Scott Arenare
                                                  Title: Attorney in Fact

Dated: October 1, 2001                            WARBURG, PINCUS & CO.
                                                  By: /s/ Scott Arenare
                                                  ------------------------------
                                                  Name: Scott Arenare
                                                  Title: Attorney in Fact

Dated: October 1, 2001                            WARBURG PINCUS LLC
                                                  By: /s/ Scott Arenare
                                                  ------------------------------
                                                  Name: Scott Arenare
                                                  Title: Vice President